UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 23, 2009 (July 22, 2009)

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	201352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Oak Court Drive, Suite 300 Memphis, Tennessee	38117
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 22, 2009, Education Realty Trust, Inc. (the “Company”) and Education Realty Operating Partnership (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”).  Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 24,500,000 shares of common stock, par value $0.01 per share, at a per share purchase price to the public of $4.35. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 3,675,000 additional shares of common stock to cover overallotments, if any, at the price to the public, less the underwriting discount.  The common stock was offered and sold pursuant to a prospectus supplement, dated July 22, 2009 and related prospectus, dated August 25, 2006, relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-136147). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

A copy of the press release announcing the pricing of the common stock offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
1.1
Underwriting Agreement, dated July 22, 2009, by and between Education Realty Trust, Inc., Education Realty Operating Partnership, LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Venable LLP regarding legality of shares.
8.1	Opinion of Bass, Berry & Sims PLC regarding tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).
99.1	Press Release dated July 22, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: July 22, 2009	By:	/s/ Randall H. Brown
Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
1.1
Underwriting Agreement, dated July 22, 2009, by and between Education Realty Trust, Inc., Education Realty Operating Partnership, LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Venable LLP regarding legality of shares.
8.1	Opinion of Bass, Berry & Sims PLC regarding tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).
99.1	Press Release dated July 22, 2009